Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Compañía de Telecomunicaciones de Chile S.A. (the "Company") on Form 20-F for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Julio Covarrubias, Chief Financial Officer of the Company certify that to the best of our knowledge:

1.    The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2004

By:	/s/ Julio Covarrubias

Name:	Julio Covarrubias

Title:	Chief Financial Officer